GASCO Energy

John S. Herold Pacesetter Energy Conference

October 4, 2001 OTCBB: GASE

GASCO Energy

We usually find natural gas in new places with old ideas. Sometimes, also, we find natural gas in an old place with a new idea, but we seldom find much natural gas in an old place with an old idea.

Several times in the past we have thought that we were running out of natural gas, whereas actually we were only running out of ideas.



Adapted from Parke A. Dickey

Our mission is...

to create shareholder value through the generation and development of high-potential exploitation prospects.



Profile

GASCO Energy

- Management & technical team capable of growing GASE well beyond its present size
- Niche focused tight-sand player
  - Uinta Basin, Utah
  - Basin-centered gas plays offer multiple opportunities for drill bit success
  - Development agreement with Phillips Petroleum
- New start-up with strong balance sheet
  - Raised more than $25MM in 2001
  - Resource base estimated > 900 Bcfe net per Netherland Sewell & Assoc. (NSAI)

Senior Management Team

The team has built several start-up US and Canadian E&P companies with a combined market capitalization of more than $1 billion.

- Marc Bruner, Chairman; co-founded Amex-listed Ultra Petroleum and Pennaco Energy
- Mark Erickson, President & CEO, co-founded Pennaco Energy
- Michael Decker, Executive VP & COO, former V.P. of Exploitation, Prima Energy
- King Grant, CFO, former Sr. V.P., Natural Resources Group, ING Baring.

Areas of Interest

GASCO Energy


RIVERBEND AREA
DENVER
UINTA BASIN

Uinta Basin/Riverbend Project (Utah)

- Basin-centered, tight sands with multi-pay potential
- 150,000 gross acres & 60,000+ net acres, average WI 45%
- Approximately 1700 gross locations per NSAI
- WI partners including Phillips Petroleum, EOG, Dominion, Coastal
- Net project resources of 3.4 Tcfe estimated by NSAI
- 1 completed well and 2 wells in various stages of completion

Corporate Strategy

GASCO Energy

- Capitalize on projected increased demand for natural gas, with U.S. Rocky Mountain focus
- Acquire and develop large basin-centered plays, holding contiguous acreage positions
- Generate multi-Tcf type gas prospects with multiple production horizons
- Reduce drill bit and engineering risks, enhancing expertise through strategic industry alliances
- Keep options open to finance & accelerate growth through the drill-bit and/or merger and acquisitions

How Will We Meet The Consumption Demand?
Resource Estimates in the US



346 Tcf
40%
21 Tcf
100%
31 Tcf
100%
#1 Uinta Basin - 31 Tcf
43 Tcf
56%
Regional Gas Potential
% Restricted

Source: US Geologic Survey

Known Basin-Center Natural Gas Areas

GASCO Energy


2
3
6
4
5
7
1
9
8
RIVERBEND AREA
10
11
12

1	Uinta, UT
2	Big Horn, Wy
3	Powder River, WY
4	Green River, WY
5	Washakie, WY
6	Wind River, WY
7	Sand Wash, CO
8	Piceance, CO
9	DJ, CO
10	San Juan, NM
11	Anadarko, OK
12	Arkoma, OK

Attributes Common to All Basin-Centered Gas Accumulations: Not a Unique Resource

- Regionally pervasive gas accumulation (100's to 1000's sq miles).
- Single isolated or vertically stacked reservoirs (several 1000' thick).
- Abnormally pressured gas accumulations (over/under - pressured).
- Accumulations are down-dip from normally pressured, water-bearing reservoirs.
- Gas accumulations do not have down-dip water contacts.
- Low permeability ($<$ 1.0 md).
- Low porosity ($<$ 13%).
- Gas saturated reservoirs.
- Gas of thermal origin.
- Reservoir temperatures may exceed normal gradients.

Source: Ben E. Law, 2000, "What Is A Basin-Centered Gas System?", RMAG 2000 Basin-Centered Gas Symposium

Tight Gas Sand Fields
Average Reservoir Properties

GASCO Energy

Property	Uinta Basin* W/MV	Jonah Area Lance	DJ J Sand	Green River Frontier	Piceance Mesaverde
Net Pay, feet	150-350	100-800	8-20	50-100	400
Porosity, %	8-12	7-11	8-12	8-11	12
Permeability, md	.001-100	.001-.100	.001-.050	.001-1.0	.054
Water Saturation, %	25-35	25-35	44	35-45	30+
Reservoir Pressure, psi/ft	.48-.60	.55-.65	.40-.50	.55-.60	.38-.43
Reservoir Temperature, °F	205	213	260	190	180
Depth, 1000 ft	8.5-13	8.5-13	7.5-8.5	9.5-11.5	7.5-10.0

* Gasco is active in this basin

Comparisons of reservoir properties in other tight gas sand fields indicate the Wasatch/Mesaverde formations in the Riverbend area have favorable to superior tight gas sand parameters. Permeabilities in these two formations are 10 to 100 times higher than those found in analogous reservoirs." Sproule Associates, Riverbend Prospect Evaluation.

Natural Gas Industry – At a Cross Road
Field Size Smaller, Field Life Shorter



Bcfd
80
70
60
50
40
30
20
10
0
1969
1979
1989
1999
2009
2015
GTI Production Target
Who Will Fill
The Natural Gas
Demand?

Source: *Potential Supply of Natural Gas in the United States-Report of the Potential Gas Committee (December 31, 2000)*, March 2001, Total wet gas production forecast for all wells producing at year-end 1999 in the Lower 48 States (exclusive of Appalachian basin). Derived from data provided by Petroleum Information/Dwights LLC and GRI.

Uinta Basin/Riverbend Projects

GASCO Energy


IDAHO
Pinedale
Anticline
Moxa
Arch
Jonah
Field
WYOMING
Greater
Natural Buttes
GASCO
Project Area
UTAH
COLORADO

Summary

- Regionally Extensive, Basin-Centered Gas Accumulations Identified
- Multi-pay Potential
- Commercial Quality Reservoirs (Porosity, Permeability & Thickness)
- Exploitation Risk Natural Gas Development Opportunity Utilizing State-of-the-Art Technology

Close Proximity to Major Pipelines


Northwest (WA)
Riverbend Project
Questar/CIG
(UT, NV, CA)
Kern River (CA)
El Paso (CA)
Denver
Trail Blazer
(Mid West)
Pony Express
(Mid West)
CIG (CO)

Riverbend Project, Uinta Basin, Utah
Wasatch Development Area

Summary

- 6,000 Gross Acres
- GASCO Operated
- Average 87.5% WI
- Approx. 100 Gross Low Risk Locations
- 80 Bcf Gross (assuming .8 Bcf/Well)
- Total $950M
- Low Risk PV (10%) per Well $780,000 @ $3.56/MMBtu esc @ 3%/year to $4.15
- PV (10%) $0.98 per Mcf


Owned Acreage
Development Wells
$100+ MM in Potential Value

*Values based on NSAI Report

Riverbend Project, Uinta Basin, Utah
Mesaverde Project Area

Summary

- 150,000 Gross acres; 60,000 net acres
- GASCO Operated 50,000+ acres
- Other operators; Phillips, EOG, Coastal, Dominion
- Average 25% WI
- 1,700 Net potential locations
- 3.4 Tcf potential (2-6 Bcf/Well)
- CWC $2.5MM
- PV (10%) per Well $236,000 @ $3.56/MMBtu esc @ 3% to $4.15/MMBtu
- PV (10%) $.48 per Mcf



GASCO
Acreage
SWEETSPOT

*Values based on NSAI Report

Riverbend Project, Uinta Basin, Utah
Mesaverde Project Area


Key Pipelines
Leases
Wells
Riverbend Discovery Well

85 Wells Drilled - 1 Dry Hole

Pro Forma Balance Sheet

GASCO Energy

	Actual 2000	Est. 2001
Assets		
Cash	$ 870,000	$ 13,500,000
Oil/Gas Properties	$ 2,120,000	$ 17,500,000
Other	$ 0	$ 0
Total Assets	$ 2,990,000	$ 25,000,000
Liabilities & Stockholder Equity		
Total Liability	$ 975,000	$ 0
Shareholder's Equity	$ 3,165,000	$27,000,000
Retained Earnings (Deficit)	($ 1,150,000)	($ 2,000,000)
Net Equity	$ 2,015,000	$ 25,000,000
Total Liabilities & Shareholder's Equity	$ 2,990,000	$ 25,000,000

Why Invest in Gasco Energy?



Market Cap in millions
$1,200
$1,000
$800
$400
$150
$0
Zone of Rapid Growth
Composite
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8

Composite Companies
Barrett Resources
Newfield Exploration
Pogo Producing
St. Mary Exploration
Stone Energy

Prepared by EnerCom, Inc. Source: company documents.

Why Invest in Gasco Energy?

- Large gas resource identified
- Ground-floor investment in grass-roots exploitation projects
- Gasco senior management are proven oil and gas finders capable of generating significant levels of shareholder value
- Equity raised $25.8mm, strong balance sheet
- Strategic Industry alliances in place

14 Inverness Drive East, Suite H-236
Englewood, CO 80112-5625
www.gascoenergy.com
Phone: 303-483-0044 • Fax: 303-483-0011
Investor Information: 1-800-645-9254
OTCBB: GASE

Forward-Looking Statements

GASCO Energy

- All written and oral statements contained in this Corporate Presentation that are not historical facts are forward-looking statements within the meaning of the Federal securities laws. The forward-looking statements are based on the current beliefs and expectations of the Company's management, as well as assumptions made by, and information currently available to, the Company's management. The forward-looking statements in this Corporate Presentation include statements regarding: (1) projections of reserves, production, gas & oil prices, cash flow, and expenditures; (2) corporate and business strategies involving acquisitions, drill plans, and gas play concepts; and (3) economic assumptions.

- Because these statements involve risks and uncertainties, actual actions and strategies and the timing and expected results may differ materially from those expressed or implied by the forward-looking statements, and the Company's future results, performance or achievements could differ materially from those expressed in, or implied by, any forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as: (a) exploration and productions risks; (b) uncertainties involving environmental and governmental regulations; (c) financing and market risks; (d) uncertainties involving gas and oil prices; (e) property risks; and (f) uncertainties involving the implementation of business strategies. These risks and uncertainties are described, among other places, under the "Risk Factors" section of the Company's Form 10-KSB filed March 29, 2001 (File Number 000-26321) and other factors described in the Company's filing with the Securities and Exchange Commission ("Cautionary Disclosures").

- All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Disclosure, including, without limitation, those contained in this Corporate Presentation. The Company disclaims any obligation to update or revise and forward-looking statement to reflect events or circumstances occurring hereafter or to reflect the occurrence of anticipated or unanticipated events.